                                                                    EXHIBIT 10.7

                     FOURTH AMENDMENT AND CONSENT AGREEMENT


         THIS FOURTH AMENDMENT AND CONSENT AGREEMENT (this "Agreement"), dated as of November 8, 2000, is entered into by and among EXTENDICARE HEALTH SERVICES, INC., a Delaware corporation (the "Borrower"), each of the Persons identified as a "Guarantor" on the signature pages hereto, each of the Persons identified as a "Lender" on the signature pages hereto and BANK OF AMERICA, N.A., formerly NationsBank, N.A., as Agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

         A. The Borrower, the Guarantors, the Lenders and the Agent, are party to that certain Credit Agreement dated as of November 26, 1997 (as previously amended prior to the date hereof, the "Credit Agreement"). Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

         B. The Credit Parties have requested that the Required Lenders (i) amend the Credit Agreement as provided herein and (ii) consent to the sale of the nursing center located at 2811 campus Hill Drive, Tampa, Florida to ATORE, LLC and/or ATORE, LLC (or any affiliate thereof) (the "Buyer") for gross consideration consisting of $4.8 million consisting of cash and a $1.2 million promissory note from the Buyer (the "Buyer Note") in a transaction described in a letter from the Borrower to the Lenders attached hereto as Annex I (the "Arbors Tampa Transaction").

         C. The Required Lenders have agreed to amend the Credit Agreement and consent to the Arbors Tampa Transaction on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

         1. Amendment to Correct Typographical Error. Section 1 appearing in that certain Third Amendment and Consent Agreement, dated as of August 11, 2000, among the Borrower and the other Credit Parties party thereto, the Required Lenders and the Agent is hereby amended and restated to read as follows:

                  1. Amendment. A new Section 7.1(n) is hereby added to the Credit Agreement to read as follows and existing Section 7.1(n) is hereby reidentified as Section 7.1(o):

                           (n) Notices Regarding Greystone Transaction. At the
                  time of the delivery of the financial statements pursuant to Sections 7.1(a) and 7.1(b), the Credit Parties shall advise the Agent and the Lenders of the progress of Greystone Acquisition Tribeca, L.L.C.'s and its affiliates' efforts to sell the nursing centers and assisted living centers acquired in the Greystone Transaction (as defined in that certain Third Amendment and Consent Agreement dated as of August 11, 2000 among the Credit Parties, the Agent and the Required Lenders).

         2. Consent. The Required Lenders hereby consent to the Arbors Tampa Transaction notwithstanding any provision in the Credit Documents (including, without limitation, Section 8.1, Section 8.2, Section 8.5 and Section 8.6 of the Credit Agreement) to the contrary, but subject to satisfaction, in the reasonable determination of the Agent, of each of the following conditions precedent:

                  (i) at least $2.0 million of the consideration to be received by the Credit Parties for the Arbors Tampa Transaction shall be cash or Cash Equivalents;

                  (ii) the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate hereto demonstrating that, upon giving effect on a Pro Forma Basis to the Arbors Tampa Transaction, no Default or Event of Default would exist;

                  (iii) immediately upon receipt thereof, the Net Cash Proceeds from the Arbors Tampa Transaction shall be applied to the prepayment of the Loans in accordance with Section 3.3(b)(ii) of the Credit Agreement;

                  (iv) the Credit Parties (a) will pledge the Buyer Note to the Agent, for the benefit of the Lenders and (b) agree to apply all payments received on the Buyer Note (net of post-closing transaction costs) to the payment of the Loans; and

                  (v) the Agent shall have received such other documents, agreements or information related to the Arbors Tampa Transaction which it may reasonably request.

         3. Release. Upon the consummation of the Arbors Tampa Transaction, the Agent shall deliver to the Credit Parties, at the Credit Parties' expense, such documentation as is reasonably necessary to evidence the release of the Agent's security interest, if any, in the assets to be sold in the Arbors Tampa Transaction, including, without limitation, amendments or terminations of UCC financing statements and mortgage releases, if any.

         4. Effective Date. This Agreement shall be and become effective as of the date hereof at such time as the Agent shall have received executed counterparts (including facsimile signatures) of this Agreement, which collectively shall have been duly executed on behalf of each of the Credit Parties and the Required Lenders.

         5. Construction. This Agreement is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         6. Representations and Warranties. Each Credit Party hereby represents and warrants that (i) each Credit Party that is party to this Agreement: (a) has the requisite corporate power and authority to execute, deliver and perform this Agreement, as applicable and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Agreement, (ii) the representations and warranties contained in Section 6 of the Credit Agreement are true and correct in all material respects on and as of the date hereof upon giving effect to this Agreement as though made on and as of such date (except for those which expressly relate to an earlier date) and (iii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof upon giving effect to this Agreement.

         7. Acknowledgment. The Guarantors acknowledge and consent to all of the terms and conditions of this Agreement and agree that this Agreement does not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Agreement.

         8. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         9. Binding Effect. This Agreement, the Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Agreement, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

         10. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


BORROWER:                                   EXTENDICARE HEALTH SERVICES, INC.,


                                            By:
                                               ---------------------------------
                                            Name: Mark W. Durishan
                                            Title: Vice President-Finance

GUARANTORS:                                 EXTENDICARE HOLDINGS, INC.
                                            EXTENDICARE HEALTH FACILITY
                                              HOLDINGS, INC.
                                            EXTENDICARE HEALTH FACILITIES, INC.
                                            COVENTRY CARE, INC.
                                            NORTHERN HEALTH FACILITIES, INC.
                                            EXTENDICARE HOMES, INC.
                                            EXTENDICARE HEALTH NETWORK, INC.
                                            THE PROGRESSIVE STEP CORPORATION
                                            EXTENDICARE OF INDIANA, INC.
                                            UNITED REHABILITATION SERVICES, INC.
                                            EDGEWOOD NURSING CENTER, INC.
                                            ELDER CREST, INC.
                                            HAVEN CREST, INC.
                                            MEADOW CREST, INC.
                                            OAK HILL HOME OF REST AND CARE, INC.
                                            EXTENDICARE GREAT TRAIL, INC.
                                            FIR LANE TERRACE CONVALESCENT
                                              CENTER, INC.
                                            EXTENDICARE HEALTH NETWORK, INC.
                                            ADULT SERVICES UNLIMITED, INC.
                                            ARBORS EAST, INC.
                                            ARBORS AT TOLEDO, INC.
                                            HEALTH POCONOS, INC.
                                            MARSHALL PROPERTIES, INC.
                                            COVENTRY CARE HOLDINGS, INC.

                                            By:
                                               ---------------------------------
                                            Name: Mark W. Durishan
                                            Title: Vice President-Finance

                             [Signatures continue.]

                       INDIANA HEALTH AND REHABILITATION
                        CENTER PARTNERSHIP

                       By:   Extendicare Homes, Inc.,
                                as General Partner


                                By:
                                   -----------------------------------------
                                Name: Mark W. Durishan
                                Title: Vice President-Finance

                       By:   Extendicare of Indiana, Inc.,
                                as General Partner


                                By:
                                   -----------------------------------------
                                Name: Mark W. Durishan
                                Title: Vice President-Finance

                       CONCORDIA MANOR, LLC
                       FIRST COAST HEALTH AND
                        REHABILITATION CENTER, LLC
                       JACKSON HEIGHTS REHABILITATION
                        CENTER, LLC
                       TREASURE ISLE CARE CENTER, LLC

                       By:      Extendicare Homes, Inc., as sole member


                                By:
                                   -----------------------------------------
                                Name: Mark W. Durishan
                                Title: Vice President-Finance


                       KAUFMAN STREET, WV, LLC
                       NEW CASTLE CARE, LLC

                       By: Fir Lane Terrace Convalescent Center, Inc., as sole member


                                By:
                                   -----------------------------------------
                                Name: Mark W. Durishan
                                Title: Vice President-Finance


                             [Signatures continue.]

                              ALPINE HEALTH AND REHABILITATION
                               CENTER, LLC
                              COLONIAL CARE, LLC
                              GREENBRIAR CARE, LLC
                              GREENBROOK CARE, LLC
                              HERITAGE CARE, LLC
                              LADY LAKE CARE, LLC
                              NEW HORIZON CARE, LLC
                              NORTH REHABILITATION CARE, LLC
                              PALM COURT CARE, LLC
                              RICHEY MANOR, LLC
                              ROCKLEDGE CARE, LLC
                              SOUTH HERITAGE HEALTH AND
                               REHABILITATION CENTER, LLC
                              THE OAKS RESIDENTIAL AND
                               REHABILITATION CENTER, LLC
                              WINTER HAVEN HEALTH AND
                               REHABILITATION CENTER, LLC
                              EDGEWOOD CARE, LP
                              ELDERCREST CARE, LP
                              HAVEN CARE, LP
                              MEADOW CARE, LP
                              OAKHILL CARE, LP

                              By: Extendicare Health Facilities, Inc., as sole member or general partner, as applicable


                                       By:
                                          -------------------------------------
                                       Name: Mark W. Durishan
                                       Title: Vice President-Finance


                             [Signatures continue.]

                                    ARBORS AT TAMPA, LLC ARBORS
                                    AT BAYONET POINT, LLC
                                    JACKSONVILLE CARE, LLC
                                    SAFETY HARBOR CARE, LLC
                                    KISSIMMEE CARE, LLC ORANGE
                                    PARK CARE, LLC PORT
                                    CHARLOTTE CARE, LLC
                                    SARASOTA CARE, LLC SEMINOLE
                                    CARE, LLC WINTER HAVEN
                                    CARE, LLC BLANCHESTER CARE,
                                    LLC CANTON CARE, LLC
                                    COLUMBUS HEALTH CARE LLC
                                    DAYTON CARE, LLC DELAWARE
                                    CARE, LLC FAIRLAWN CARE,
                                    LLC GALLIPOLIS CARE, LLC
                                    HILLIARD CARE, LLC LONDON
                                    CARE, LLC MARIETTA CARE,
                                    LLC TOLEDO CARE, LLC
                                    WATERVILLE CARE, LLC WEST
                                    JEFFERSON CARE, LLC

                                    By:      Northern Health Facilities, Inc.,
                                             as sole member


                                             By:
                                                --------------------------------
                                             Name: Mark W. Durishan
                                             Title: Vice President-Finance


                                    STONEBRIDGE CARE, LP

                                    By:      Extendicare Homes, Inc. and
                                             Coventry Care Holdings, Inc.,
                                             as general partners

                                             By:
                                                 -------------------------------
                                             Name: Mark W. Durishan
                                             Title: Vice President-Finance



                         [Lenders' Signatures continue.]

LENDERS:                            BANK OF AMERICA, N.A.,
                                    formerly NationsBank, N.A.,
                                    individually in its capacity as a
                                    Lender and in its capacity as Agent

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    ROYAL BANK OF CANADA

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    FIRSTAR BANK MILWAUKEE, N.A.

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    POST BALANCED FUND, L.P.
                                    By:  Post Advisory Group, Inc.,
                                    its investment advisor

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    DLJ CAPITAL FUNDING, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                  THE BANK OF NOVA SCOTIA

                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


                                  KEY CORPORATE CAPITAL INC.

                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


                                  LASALLE BANK NATIONAL ASSOCIATION

                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


                                  TORONTO DOMINION (TEXAS), INC.

                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


                                  BANK ONE, N.A.

                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


                                  BANK ONE, N.A. (F/K/A BANK ONE DAYTON)

                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------

                                 BANK OF MONTREAL

                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------


                                 THE FUJI BANK, LIMITED

                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------


                                 U.S. BANK NATIONAL ASSOCIATION

                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------


                                 BANK OF TOKYO-MITSUBISHI
                                  TRUST COMPANY

                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------


                                 COMERICA BANK

                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------

                                 CHASE SECURITIES INC AS AGENT FOR
                                 THE CHASE MANHATTAN BANK

                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------

                                 BLACK DIAMOND CLO 2000-1 LTD.

                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------


                                 BLACK DIAMOND CLO 1998-1 LTD.

                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------


                                 THE PRUDENTIAL INSURANCE
                                  COMPANY OF AMERICA

                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------


                                 WILLIAM E SIMON & SONS SPECIAL
                                 SITUATION PARTNERS L.P.

                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------


                                 FLEET NATIONAL BANK (f/k/a BankBoston, N.A.)

                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------


                                 INDOSUEZ CAPITAL FUNDING III,
                                 LIMITED

                                 By:  Indosuez Capital,
                                      as Portfolio Advisor

                                          By:
                                             --------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------

                                 MARINER LDC


                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------


                                 PARIBAS CAPITAL FUNDING LLC

                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------


                                 CRESCENT/MACH I PARTNERS, L.P.

                                 By: TCW Asset Management Company,
                                     its Investment Manager

                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------


                                 KZH CRESCENT LLC

                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------


                                 KZH CRESCENT-2 LLC

                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------

                        ROYALTON COMPANY

                        By: Pacific Investment Management Company,
                            as its Investment Advisor

                        By:
                           -----------------------------------------
                        Name:
                             ---------------------------------------
                        Title:
                              --------------------------------------


                        CAPTIVA III FINANCE LTD.


                        By:
                           -----------------------------------------
                        Name:
                             ---------------------------------------
                        Title:
                              --------------------------------------


                        JACKSON NATIONAL LIFE INSURANCE
                         COMPANY

                        By:  PPM America, Inc., as attorney-in-fact,
                             on behalf of Jackson National Life
                             Insurance Company

                        By:
                           -----------------------------------------
                        Name:
                             ---------------------------------------
                        Title:
                              --------------------------------------


                        ARCHIMEDES FUNDING, L.L.C.
                        By:  ING Capital Advisors LLC, as Collateral Manager

                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------


                        SENIOR DEBT PORTFOLIO

                        By: By Boston Management and Research, as
                            Investment Advisor

                        By:
                           -----------------------------------------
                        Name:
                             ---------------------------------------
                       Title:
                             --------------------------------------

                      CYPRESSTREE INVESTMENT PARTNERS I, LTD.
                      By: CypressTree Investment Management Company, Inc., as
                          Portfolio Manager

                      By:
                         -----------------------------------------
                      Name:
                           ---------------------------------------
                      Title:
                            --------------------------------------


                      JOHN HANCOCK MUTUAL LIFE

                      By:
                         -----------------------------------------
                      Name:
                           ---------------------------------------
                      Title:
                            --------------------------------------


                      JOHN HANCOCK VARIABLE LIFE

                      By:
                         -----------------------------------------
                      Name:
                           ---------------------------------------
                      Title:
                            --------------------------------------


                      NATIONAL CITY BANK

                      By:
                         -----------------------------------------
                      Name:
                           ---------------------------------------
                      Title:
                            --------------------------------------


                      STANDARD BANK LONDON LIMITED

                      By:
                         -----------------------------------------
                      Name:
                           ---------------------------------------
                      Title:
                            --------------------------------------


                      DELANO COMPANY

                      By:
                         -----------------------------------------
                      Name:
                           ---------------------------------------
                      Title:
                            --------------------------------------

                                 ANNEX I

See attached letter.